Exhibit 99.1

700 North Pearl, Suite 2000 Dallas, Texas 75201 Telephone: 214-969-7007 Fax: 214-953-0722
January 30, 2006
Mr. Tom Honeycutt, Audit Committee Chair
Mr. J. Raymond Bilbao, President
Mr. Neil Read, Chief Financial Officer
Remote Dynamics, Inc.
Richardson, Texas 75081
Dear Messrs. Honeycutt, Bilbao and Read:
This is to confirm that the client-auditor relationship between Remote Dynamics, Inc. (Commission File Number 0-26140) and BDO Seidman, LLP has ceased.
Sincerely,
BDO Seidman, LLP

cc:	PCAOB Letter File Office of the Chief Accountant Securities and Exchange Commission 100 F Street, N.E. Washington, D.C. 20549-7561